UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
——————————
SCHEDULE 14C INFORMATION
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Information Statement Pursuant to Section 14(c) of the Securities Exchange Act of 1934
(Amendment No.  )
Check the appropriate box:
[     ]           Preliminary Information Statement
[     ]           Confidential, For Use of the Commission Only (as permitted by Rule 14c-5(d) (2))
[ X ]           Definitive Information Statement

AVT, INC.
(Name of Registrant as Specified in Its Charter)

Payment of Filing Fee (Check the appropriate box):

[x]           No fee required
[  ]           Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11.

(1) Title of each class of securities to which transaction applies:
(2) Aggregate number of securities to which transaction applies:
(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
(4) Proposed maximum aggregate value of transaction:
(5) Total fee paid: N/A

[  ]     Fee paid previously with preliminary materials.
[  ]     Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1) Amount Previously Paid: N/A
(2) Form, Schedule or Registration Statement No.: N/A
(3) Filing Party: AVT, Inc.
(4) Date Filed: N/A

AVT, Inc.

341 Bonnie Circle, Suite 102
Corona, CA 92880

 July 18, 2011

To the Shareholders:

The purpose of this Information Statement is to is to inform the holders of record, as of the close of business on June 21, 2011 (the "Record Date"), of shares of common stock, par value $0.001 per share (the "Common Stock") of AVT, Inc., a Nevada corporation ("the Company"), that our Board of Directors and holders of a majority of our capital stock have given written consent as of June 21, 2011, to approve the following:

1.	To amend our articles of incorporation to effectuate a 2 for 1 Forward Split of our issued and outstanding common stock.

Nevada corporation law and the Company's bylaws permit holders of a majority of the voting power to take stockholder action by written consent.  Accordingly, the Company will not hold a meeting of its stockholders to consider or vote upon the Forward Split as described in this Information Statement.

We encourage you to read the attached Information Statement carefully, including the exhibits, for further information regarding these actions.  In accordance with Rule 14c-2 promulgated under the Securities Exchange Act of 1934, as amended ("Exchange Act"), the approval of the action described herein by the holders of a majority of the voting power of the Company will be deemed ratified and effective at a date that is at least 20 days after the date this Information Statement has been mailed or furnished to our stockholders.  This Information Statement is first being mailed or furnished to stockholders on or about July 18, 2011.

THIS IS NOT A NOTICE OF A MEETING OF STOCKHOLDERS AND NO STOCKHOLDERS' MEETING WILL BE HELD TO CONSIDER THE MATTERS DESCRIBED HEREIN.

This Information Statement is being furnished to you solely for the purpose of informing stockholders of the matters described herein in compliance with Regulation 14C of the Exchange Act.

By Order of the Board of Directors

/s/ Natalie Russell
Director

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

AVT, Inc.

341 Bonnie Circle, Suite 102
Corona, CA 92880

INFORMATION STATEMENT
AND NOTICE OF ACTIONS TAKEN
BY WRITTEN CONSENT OF THE MAJORITY STOCKHOLDERS

General Information

This Information Statement is being provided to the Shareholders of AVT, Inc. ("the Company"), in connection with our prior receipt of approval by written consent, in lieu of a meeting of shareholders, to approve the following:

1.	To amend our articles of incorporation to effectuate a 2 for 1 Forward Split of our issued and outstanding common stock.

The Company will pay all costs associated with the distribution of this Information Statement, including the costs of printing and mailing.  The Company will only deliver one Information Statement to multiple stockholders sharing an address unless the Company has received contrary instructions from one or more of the stockholders.  The Company will promptly deliver a separate copy of this Information Statement and future stockholder communication documents to any stockholder at a shared address to which a single copy of this Information Statement was delivered, or deliver a single copy of this Information Statement and future stockholder communication documents to any stockholder or holders sharing an address to which multiple copies are now delivered, upon written or oral request to the following address:

AVT, Inc.
341 Bonnie Circle, Suite 102
Corona, CA 92880

Stockholders may also address future requests regarding delivery of Information Statements and/or annual reports by contacting the Company at the address listed above.

QUESTIONS AND ANSWERS ABOUT THIS INFORMATION STATEMENT

On June 21, 2011, a majority of the Company’s stockholders and the Board of Directors executed a written consent in lieu of a special meeting pursuant to Nevada Revised Statutes Sections 78.315 and 78.320 in which the Board of Directors and the stockholders authorized an amendment to the Company’s Articles of Incorporation, as amended, to effectuate a 2 for 1 forward stock split of the Company’s common stock whereby each issued and outstanding share of the Company’s Common Stock will be exchanged for two (2) shares of Common Stock.

The following questions and answers address briefly some questions you may have regarding this information statement. These questions and answers may not address all questions that may be important to you as a stockholder. Please refer to the more detailed information contained elsewhere in this information statement.

Q:	Why did you send me this information statement?
A:
We sent you this information statement to inform you about recent actions taken by the holder of a majority of the voting power of the Company’s issued and outstanding Common Stock by executing a written consent in lieu of a meeting. You are not required to take any action with respect to any of the information set forth in this information statement. The Board of Directors has fixed the close of business on June 21, 2011, as the Notice Date for the determination of stockholders entitled to receive this information statement.

Q:	Will the actions taken by written consent also be submitted to all of the Company’s stockholders for approval?
A:
No. Under Nevada Revised Statutes Section 78.320 and the Company’s Bylaws, stockholder action taken by written consent in lieu of a meeting is effective as if taken at a meeting of the Company’s stockholders. No further stockholder approval is necessary and there will be no meeting specifically called for the purpose of approving again the actions taken by written consent described herein. Under Rule 14(c) of the Exchange Act, the actions approved by the majority stockholder on June 21, 2011, will become effective at least 20 calendar days after the date this information is sent or given to our stockholders.

Q:	How many shares of Common Stock were eligible to consent to the actions described in this information statement and who was eligible to take action by written consent in lieu of meeting?
A:
As of June 21, 2011, the date of the written consent of the majority stockholder, there were 4,307,919 shares of Common Stock issued and outstanding and eligible to vote with respect to actions to be taken by our stockholders.

Q:	What vote was required to authorize and approve the actions taken by written consent in lieu of meeting?
A:
Under Nevada law and pursuant to the Company’s Bylaws, any action required or permitted to be taken at a meeting of the Company’s stockholders may be taken without a meeting if, before or after the action, a written consent thereto is signed by stockholders holding at least a majority of the voting power entitled to consent thereto.  Stockholders holding an aggregate of greater than 50% of the voting power of the Company executed the written consent for this corporate action.

Q:	Do the Company’s stockholders have any dissenters’ rights or rights of appraisal with respect to the actions described in this information statement?
A:
No. Under Nevada law, our stockholders do not have dissenters’ or appraisal rights in connection with any of the stockholder actions taken by written consent in lieu of a meeting described in this information statement

Q:	When did the Board of Directors approve the actions subject to this information statement?
A:	Our Board of Directors approved the actions described in this information statement in a written consent in lieu of a special meeting on June 21, 2011.

Q:	At what point may the Company take the actions approved by the Company’s stockholders in the written consent in lieu of meeting?
A:
We may effect the amendment to the Articles of Incorporation, as amended, effectuating the name change and the forward stock split at least 20 calendar days after the date this information statement is sent or given to our stockholders.

Q:	Where can I find out more information about the Company?
A:
We are subject to the informational requirements of the Exchange Act, which requires that we file reports, proxy statements and other information with the SEC. The SEC maintains a website on the Internet that contains reports, proxy and information statements and other information regarding registrants, including us, that file electronically with the SEC. The SEC’s website address is http://www.sec.gov. In addition, our Exchange Act filings may be inspected and copied at the SEC’s Public Reference Room located at 100 F. Street, N.E., Washington, D.C. 20549. Copies of our 2010 annual report on Form 10-K for the year ended December 31, 2010, may be obtained without charge upon request made to: AVT, Inc., 341 Bonnie Circle, Suite 102, Corona, CA 92880.

Information on Consenting Stockholders

Pursuant to the Company's Bylaws and the Nevada Corporate Law, the amendment to articles to effectuate the Forward Split must be approved by the vote of the holders of shares representing a majority of the voting power of the common stock.  The Company's Articles of Incorporation do not authorize cumulative voting.

Outstanding Voting Stock of the Company

As of the Record Date, the Company had:  100,000,000 authorized shares of common stock, of which 4,307,919 were issued and outstanding and 10,000,000 authorized shares of preferred stock of which 3,000,000 shares have been designated as Series A Convertible Preferred Stock of which 2,629,487 shares were issued and outstanding.

The consenting stockholders voted in favor of the actions described by written consent, dated June 21, 2011.  Each share of Common Stock entitles the holder to one (1) vote on all matters submitted to the shareholders.  Each share of Series A Convertible Preferred Stock entitles the holder to vote as follows: (i) the holders of Series A Convertible Preferred Stock shall have such number of votes as is determined by multiplying (a) the number of shares of Series A Preferred Stock held by such holder, (b) the number of issued and outstanding shares of the Corporation’s Series A Convertible Preferred Stock and Common Stock, as of the record date for the vote, or, if no such record date is established, as of the date such vote is taken or any written consent of stockholders is solicited, and (c) 0.00000025; and (ii) the holders of Common Stock shall have one vote per share of Common Stock held as of such date.

The elimination of the need for a special meeting of shareholders to approve the corporate actions is authorized by Section 78.320 of the Nevada Revised Statutes which provides that any action required or permitted to be taken at a meeting of the stockholders may be taken without a meeting, if before or after the action, a written consent thereto is signed by stockholders holding at least a majority of the voting power.  In order to eliminate the costs and management time involved in holding a special meeting and in order to effect the corporate actions as early as possible to accomplish the purposes of the company as hereafter described, the company decided to proceed with the corporate actions by obtaining the written consent of shareholders holding a majority of the voting power of the Company.

No Dissenters' Rights

Under the General Corporation Law of the State of Nevada, our shareholders are not entitled dissenter’s rights in connection with any action proposed in this Information Statement.

Effective Date of Stockholder Actions

The Forward Split will become effective immediately upon the filing of the Articles of Amendment with the Office of the Secretary of State of Nevada. A copy of the Articles of Amendment is attached hereto as Appendix A. The filings will be made at least 20 days after the date this Information Statement is first mailed to the Company’s stockholders.

Stockholders Sharing an Address

We will deliver only one Information Statement to multiple stockholders sharing an address unless the Company has received contrary instructions from one or more of the stockholders. The Company undertakes to deliver promptly, upon written or oral request, a separate copy of the Information Statement to a stockholder at a shared address to which a single copy of the Information Statement is delivered. A stockholder can notify the Company that the stockholder wishes to receive a separate copy of the Information Statement by contacting the Company at the telephone number or address set forth above.

- PROPOSAL #1 -

TO AMEND OUR ARTICLES OF INCORPORATION TO EFFECTUATE A 2 FOR 1 FORWARD SPLIT OF OUR ISSUED AND OUTSTANDING COMMON STOCK.

Purpose of the Forward Stock Split

We are in the process of listing our Common Stock on the OTC Bulletin Board. The Board of Directors believes that a lower stock price and a larger number of shares in the public float may encourage investor interest and improve the marketability and liquidity of our Common Stock.

In deciding to implement the stock split, our Board of Directors considered among other things: (a) the market price of our Common Stock, (b) the number of shares of our Common Stock that will be outstanding after the stock split, (c) the stockholders’ equity, (d) the shares of Common Stock available for issuance in the future, and (e) the nature of our operations. Upon implementation of the stock split, each share of our issued and outstanding Common Stock will be converted into two shares of our Common Stock.

The action to authorize a forward stock split has been prompted solely by the business considerations discussed in the preceding paragraphs.

Potential Risks of the Forward Stock Split

When the stock split becomes effective, there can be no assurance that any future bid price of the Common Stock will continue at a level in proportion to the increased number of outstanding shares resulting from the stock split.

Additionally, the liquidity of our Common Stock could be affected adversely by the increased number of shares outstanding after the stock split. Although the Board of Directors believes that a lower stock price may help generate investor interest and increased volume in trading of our Common Stock, there can be no assurance that the stock split will result in a per-share price that will attract institutional investors or investment funds or that such share price will satisfy the investing guidelines of institutional investors or investment funds. As a result, the increased liquidity that may result from having greater shares issued and outstanding may not be offset by increased investor interest in our Common Stock.

The reduction of the number of shares remaining available for issuance as a result of the forward stock split could potentially affect our ability to raise additional capital, acquire assets or other companies, or issue securities convertible into or exercisable for Common Stock. The reduction in the number of shares remaining available for issuance may also limit our flexibility to meet business needs as they arise and could hamper our ability to take advantage of favorable opportunities. Further, such a reduction could create voting impediments or to frustrate persons seeking to effect a takeover or otherwise gain control of the Company. For example, with a limited number of shares available for issuance, the remaining authorized shares could be privately placed with purchasers who might side with the Board of Directors in opposing a hostile takeover bid.

Principal Effects of the Forward Stock Split

Common Stock

Pursuant to the Forward Split, each one (1) share of the Company's Common Stock issued and outstanding immediately prior to the effectiveness of the Forward Split, will become two (2) shares of the same class of the Company's Common Stock after consummation of the Forward Split.

After the effective date of any forward stock split, each stockholder will own a greater number of shares of our Common Stock. However, the stock split will affect all of our stockholders uniformly and will not affect any stockholder’s percentage ownership interests in us. Proportionate voting rights and other rights and preferences of the holders of our Common Stock will not be affected by the stock split. Further, the number of stockholders of record will not be affected by the stock split.

A stock split would not change the number of authorized shares of the Common Stock as designated by our Articles of Incorporation, as amended. Therefore, because the number of issued and outstanding shares of Common Stock would increase, the number of shares remaining available for issuance under our authorized pool of Common Stock would decrease.

Effect on Authorized and Outstanding Shares

As of the Record Date, the Company had:  100,000,000 authorized shares of common stock, of which 4,307,919 were issued and outstanding and 10,000,000 authorized shares of preferred stock of which 3,000,000 shares have been designated as Series A Convertible Preferred Stock of which 2,629,487 shares were issued and outstanding.  The number of issued and outstanding shares of capital stock, (as well as the number of shares of Common Stock underlying any options, warrants, convertible debt or other derivative securities), will be increased to a number that will be approximately equal to the number of shares of capital stock issued and outstanding, immediately prior to the effectiveness of the Forward Split, multiplied by two (2).

With the exception of the number of shares issued and outstanding, the rights and preferences of the shares of Common Stock prior and subsequent to the Forward Split will remain the same. It is not anticipated that the Company's financial condition, the percentage ownership of management, the number of stockholders, or any aspect of the Company's business will materially change, as a result of the Forward Split.

The Forward Split will be effected simultaneously for all of the Company's Common Stock and the exchange ratio will be the same for all of the Company's issued and outstanding Common Stock. Subject to the provisions for elimination of fractional shares, the Forward Split will affect all of our holders of Common Stock uniformly and will not affect any stockholder's percentage ownership interests in the Company or proportionate voting power (see "Fractional Shares" below).  The effect of the Forward Split on our authorized and outstanding common shares follows:

		Issued and	Shares	Authorized but
	Authorized	Outstanding	Reserved	Unissued
	Shares	Shares	For Issuance	Shares

Pre-Forward Split	100,000,000	4,307,919	0	95,692,081

Post-Forward Split	100,000,000	8,615,838	0	91,384,162

The Company will continue to be subject to the periodic reporting requirements of the Exchange Act. The Company's Common Stock is currently registered under Section 12(g) of the Exchange Act and as a result, is subject to periodic reporting and other requirements. The proposed Forward Split will not affect the registration of the Company's Common Stock under the Exchange Act.

Fractional Shares

No fractional shares of post-split Common Stock will be issued to any stockholder in connection with the Forward Split. Stockholders of record who would otherwise be entitled to receive a fractional share upon the effective date of the Forward Split, will, upon surrender of their certificates representing shares of pre-split Common Stock, receive an additional share of common stock in consideration for such fractional share.

Effectiveness of the Forward Split

The effective date of the Forward Split will be the date of the filing of the Articles of Amendment with the Office of the Secretary of State of Nevada. Commencing on the effective date, each certificate of the Company's Common Stock will be deemed for all corporate purposes to evidence ownership of the reduced number of shares of Common Stock resulting from the Forward Split. As soon as practicable after the effective date, stockholders have the option, but not the requirement to, contact our Transfer Agent, Action Stock Transfer Corp., 2469 E. Fort Union Blvd, Suite 214, Salt Lake City, UT 84121, to arrange to surrender their certificates representing shares of pre-split Common Stock in exchange for certificates representing shares of post-split Common Stock (including shares issuable in consideration for any post-split fractional shares of Common Stock they hold). STOCKHOLDERS SHOULD NOT DESTROY ANY STOCK CERTIFICATE.

Material U.S. Federal Income Tax Considerations

TO ENSURE COMPLIANCE WITH REQUIREMENTS IMPOSED BY THE U.S. INTERNAL REVENUE SERVICE, WE INFORM YOU THAT ANY FEDERAL TAX ADVICE CONTAINED IN THIS INFORMATION STATEMENT IS NOT INTENDED OR WRITTEN TO BE USED, AND CANNOT BE USED, FOR PURPOSES OF (I) AVOIDING PENALTIES UNDER THE CODE, OR (II) PROMOTING, MARKETING OR RECOMMENDING TO ANOTHER PARTY ANY TRANSACTION OR TAX-RELATED MATTER ADDRESSED HEREIN. YOU ARE ENCOURAGED TO CONSULT YOUR TAX ADVISOR TO DETERMINE FOR YOURSELF THE TAX EFFECTS OF THE STOCK SPLIT, IF ANY, INCLUDING SUCH TAX EFFECTS UNDER STATE, LOCAL AND FOREIGN TAX LAWS.

THE FOLLOWING DISCUSSION SETS FORTH THE ANTICIPATED MATERIAL U.S. FEDERAL INCOME TAX CONSEQUENCES THAT MANAGEMENT BELIEVES WILL APPLY TO US AND OUR STOCKHOLDERS WHO ARE U.S. HOLDERS AT THE EFFECTIVE TIME OF THE STOCK SPLIT, IF ANY. THIS DISCUSSION DOES NOT ADDRESS THE TAX CONSEQUENCES OF TRANSACTIONS EFFECTUATED PRIOR TO OR AFTER THE STOCK SPLIT, INCLUDING, WITHOUT LIMITATION, THE TAX CONSEQUENCES OF THE EXERCISE OF OPTIONS OR SIMILAR RIGHTS TO PURCHASE STOCK. FURTHERMORE, NO FOREIGN, STATE OR LOCAL TAX CONSIDERATIONS ARE ADDRESSED HEREIN. FOR THIS PURPOSE, A U.S. HOLDER IS A STOCKHOLDER THAT IS: (A) A CITIZEN OR RESIDENT OF THE UNITED STATES, (B) A DOMESTIC CORPORATION, (C) AN ESTATE WHOSE INCOME IS SUBJECT TO U.S. FEDERAL INCOME TAX REGARDLESS OF ITS SOURCE, OR (IV) A TRUST IF A U.S. COURT CAN EXERCISE PRIMARY SUPERVISION OVER THE TRUST’S ADMINISTRATION AND ONE OR MORE U.S. PERSONS ARE AUTHORIZED TO CONTROL ALL SUBSTANTIAL DECISIONS OF THE TRUST.

THE FOLLOWING DISCUSSION IS NOT BINDING ON THE INTERNAL REVENUE SERVICE. THE FOLLOWING DISCUSSION IS BASED UPON THE INTERNAL REVENUE CODE, LAWS, REGULATIONS, RULINGS AND DECISIONS IN EFFECT AS OF THE DATE OF THIS INFORMATION STATEMENT, ALL OF WHICH ARE SUBJECT TO CHANGE, POSSIBLY WITH RETROACTIVE EFFECT. HOLDERS OF SHARES OF THE COMMON STOCK ARE STRONGLY URGED TO CONSULT THEIR TAX ADVISORS AS TO THE SPECIFIC TAX CONSEQUENCES TO THEM OF THE REVERSES STOCK SPLIT, INCLUDING THE APPLICABILITY AND EFFECT OF FEDERAL, STATE, LOCAL AND FOREIGN INCOME AND OTHER TAX LAWS IN THEIR PARTICULAR CIRCUMSTANCES.

THIS SUMMARY IS PROVIDED FOR GENERAL INFORMATION ONLY AND DOES NOT PURPORT TO ADDRESS ALL ASPECTS OF THE POSSIBLE FEDERAL INCOME TAX CONSEQUENCES OF THE FORWARD SPLIT AND IS NOT INTENDED AS TAX ADVICE TO ANY PERSON. IN PARTICULAR, AND WITHOUT LIMITING THE FOREGOING, THIS SUMMARY ASSUMES THAT THE SHARES OF COMMON STOCK ARE HELD AS "CAPITAL ASSETS" AS DEFINED IN THE CODE, AND DOES NOT CONSIDER THE FEDERAL INCOME TAX CONSEQUENCES TO THE COMPANY'S STOCKHOLDERS IN LIGHT OF THEIR INDIVIDUAL INVESTMENT CIRCUMSTANCES OR TO HOLDERS WHO MAY BE SUBJECT TO SPECIAL TREATMENT UNDER THE FEDERAL INCOME TAX LAWS (SUCH AS DEALERS IN SECURITIES, INSURANCE COMPANIES, FOREIGN INDIVIDUALS AND ENTITIES, FINANCIAL INSTITUTIONS AND TAX EXEMPT ENTITIES). IN ADDITION, THIS SUMMARY DOES NOT ADDRESS ANY CONSEQUENCES OF THE FORWARD SPLIT UNDER ANY STATE, LOCAL OR FOREIGN TAX LAWS. THE STATE AND LOCAL TAX CONSEQUENCES OF THE FORWARD SPLIT MAY VARY AS TO EACH STOCKHOLDER DEPENDING ON THE STATE IN WHICH SUCH STOCKHOLDER RESIDES. AS A RESULT, IT IS THE RESPONSIBILITY OF EACH STOCKHOLDER TO OBTAIN AND RELY ON ADVICE FROM HIS, HER OR ITS TAX ADVISOR AS TO, BUT NOT LIMITED TO, THE FOLLOWING: (A) THE EFFECT ON HIS, HER OR ITS TAX SITUATION OF THE FORWARD SPLIT, INCLUDING, BUT NOT LIMITED TO, THE APPLICATION AND EFFECT OF STATE, LOCAL AND FOREIGN INCOME AND OTHER TAX LAWS; (B) THE EFFECT OF POSSIBLE FUTURE LEGISLATION OR REGULATIONS; AND (C) THE REPORTING OF INFORMATION REQUIRED IN CONNECTION WITH THE FORWARD SPLIT ON HIS, HER OR ITS OWN TAX RETURNS. IT WILL BE THE RESPONSIBILITY OF EACH STOCKHOLDER TO PREPARE AND FILE ALL APPROPRIATE FEDERAL, STATE AND LOCAL TAX RETURNS.

No gain or loss should be recognized by a stockholder upon his or her exchange of pre-stock split shares for post-stock split shares. The aggregate tax basis of the post-stock split shares received in the stock split will be the same as the stockholder’s aggregate tax basis in the pre-stock split shares exchanged therefore. The stockholder’s holding period for the post-stock split shares will include the period during which the stockholder held the pre-stock split shares surrendered in the stock split.

SECURITY OWNERSHIP OF CERTAIN OWNERS AND MANAGEMENT

The following table sets forth certain information regarding our common stock beneficially owned as of June 21, 2011, by:

(i)	each stockholder known by us to be the beneficial owner of five (5%) percent or more of our outstanding common stock;

(ii)	each person intending to file a written consent to the Forward Split;

(iii)           each of our directors; and

(iv)           all executive officers and directors as a group.

This information as to beneficial ownership was furnished to the Company by or on behalf of each person named.  As at June 21, 2011, there were 4,307,919 shares of our common stock issued and outstanding.

Title Of Class	Name And Address Of Beneficial Owner	Amount and Nature Of Beneficial Ownership	Percentage Of Class

Common Stock	Natalie Russell (2)	42,412	(1)

Common Stock	James Winsor (2)	27,366	(1)

Common Stock	Loretta Vermette (3)(5)	145,590	3%

Common Stock	Worth, Inc. (4)(6)	93,542	Greater than 50% (7)

Common Stock	All Directors and Officers as a Group	213,159	4.9%

(1)           Less than 1%

(2)           The address is 341 Bonnie Circle, Suite 102, Corona, CA 92880

(3)           The address is 2557 Old Windmill Court, Riverside, CA 92882

(4)           The address is 2621 Green River Road, #77, Corona, CA 92882

(5)           Loretta Vermette is one of our directors.  Includes 19,104 shares held individually, 6,167 shares held in the name of Ms. Vermette and her spouse, 25,000 shares held in the name of The Illingworth Family Trust, and 95,319 shares held in the name of The Illingworth Trust.  Ms. Vermette is the Trustor and Trustee of both Trusts.

(6)           Worth, Inc. is our majority shareholder.  Worth, Inc. is owned by Jon Illingworth, our founder’s father.

(7)           Worth, Inc. holds 93,542 shares of our common stock and 2,629,487 shares of our of our Series A Convertible Preferred Stock.  Each share of our Series A Convertible Preferred may be converted into six (6) shares of our common stock.  Assuming all 2,629,487 shares of Series A Convertible Preferred stock held by Worth, Inc. were converted into common stock, Worth, Inc. would hold a total of 15,870,464 shares of common stock which is greater than 360% of our issued and outstanding shares of our common stock as at June 21, 2011.

Beneficial ownership is determined in accordance with the rules and regulations of the SEC.  The number of shares and the percentage beneficially owned by each individual listed above include shares that are subject to options held by that individual that are immediately exercisable or exercisable within 60 days from the date of this registration statement and the number of shares and the percentage beneficially owned by all officers and directors as a group includes shares subject to options held by all officers and directors as a group that are immediately exercisable or exercisable within 60 days from the date of this registration statement.

WHERE YOU CAN FIND MORE INFORMATION

As required by law, we file annual, quarterly and current reports and other information with the SEC that contain additional information about our company. You can inspect and copy these materials at the public reference facilities of the SEC’s Washington, D.C. office, 100 F Street, NE, Washington, D.C. 20549 and on its Internet site at http://www.sec.gov.

INTEREST OF CERTAIN PERSONS IN OR
OPPOSITION TO MATTERS TO BE ACTED UPON

No director, nominee for director, or officer of the Company, or associate of any of the foregoing persons, has any substantial interest, directly or indirectly, in the matter acted upon.  None of our directors have informed us in writing that he intends to oppose any action to be taken by the Company.

PROPOSALS BY SECURITY HOLDERS

There are no proposals by any security holders.

CONCLUSION

As a matter of regulatory compliance, we are sending you this Information Statement which describes the purpose and effect of the Forward Split.  Your consent to the Forward Split is not required and is not being solicited in connection with this action.  This Information Statement is intended to provide our stockholders information required by the rules and regulations of the Securities Exchange Act of 1934.

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.  THE ATTACHED MATERIAL IS FOR INFORMATIONAL PURPOSES ONLY.

                                   For the Board of Directors of AVT, Inc.

                                   By:  /s/ Natalie Russell
                                   _________________________________
                                            Natalie Russell
 Director

Appendix A

ROSS MILLER
Secretary of State
204 North Carson Street, Suite 1
Carson City, Nevada 89701-4520
(775) 684-5708

Certificate of Amendment (PURSUANT TO NRS 78.385 AND 78.390) USE BLACK INK ONLY – DO NOT HIGHLIGHT

Certificate of Amendment to Articles of Incorporation
For Nevada Profit Corporations
(Pursuant to NRS 78.385 and 78.390 - After Issuance of Stock)

1. Name of corporation:  AVT, Inc.

2. The articles have been amended as follows: (provide article numbers, if available)

The first paragraph of ARTICLE THIRD of the Articles of Incorporation is amended in its entirety as follows:

“THIRD.  The authorized capital stock of the Corporation shall be 110,000,000 shares. The capital stock of the corporation is divided into two classes: (1) Common Stock in the amount of One Hundred Million (100,000,000) shares having par value of $0.001 each (each one (1) share of Common Stock outstanding on the effective date of this Amendment to Articles of Incorporation shall be automatically converted into two (2) shares of Common Stock and in lieu of fractional shares, each share so converted shall be rounded up to the next highest number of full shares of Common Stock); and (2) preferred stock in the amount of Ten Million (10,000,000) shares having par value of $0.001 each. The Board shall have the authority, by resolution or resolutions, to divide the preferred stock into series, to establish and fix the distinguishing designation of each such series and the number of shares thereof (which number, by like action of the Board from time to time thereafter may be increased, except when otherwise provided by the Board in creating such series, or may be decreased, but not below the number of shares thereof then outstanding) and, within the limitations of applicable law of the State of Nevada or as otherwise set forth in this article, to fix and determine the relative rights and preferences of the shares of each series so established prior to the issuance, thereof.

Holders of the corporation’s Common Stock shall not possess cumulative voting rights at any shareholders meetings called for the purpose of electing a Board of Directors or on other matters brought before stockholders meetings, whether they be annual or special.

All capital stock when issued shall be fully paid and nonassessable.  No holder of shares of capital stock of the corporation shall be entitled as such to any pre-emptive or preferential rights to subscribe to any unissued stock, or any other securities, which the corporation may now or hereafter be authorized to issue.

The corporation’s capital stock may be issued and sold from time to time for such consideration as may be fixed by the Board of Directors, provided that the consideration so fixed is not less than par value.”

3. The vote by which the stockholders holding shares in the corporation entitling them to exercise a least a majority of the voting power, or such greater proportion of the voting power as may be required in the case of a vote by classes or series, or as may be required by the provisions of the articles of incorporation* have voted in favor of the amendment is: Greater than 50%.

4. Effective date of filing: ______________ 2011
(must not be later than 90 days after the certificate is filed)

5. Signature (required)

/s/ Natalie Russell
_______________________________________
Signature of Officer